Exhibit 10.10

Supplementary to Internet Financial Platform Transfer Agreement

Party A: Sichuan Cheng He Xin Investment Financing Information Consultation Co., Ltd

Uniform Social Credit Code: 91510106584971854T

Party B: Sichuan Senmiao Ronglian Technology Limited

Uniform Social Credit Code: 91510000309351968T

Whereas:

Party A and Party B entered into the Internet Financial Platform Transfer Agreement on September 25, 2016 at Chengdu, Sichuan Province; where both parties agreed that an unrelated third party evaluating institution shall be retained to evaluate the value the relevant assets transferred by Party A and to determine the final price.

As agreed in the master agreement, Party A and Party B shall execute this supplementary agreement upon determination of the final evaluated price; therefore, the amount of the initial payment which has been paid shall be refunded or additionally paid accordingly.

The third party evaluating institution has made the final evaluation on the price of the assets listed in forgoing master agreement, which is RMB SEVENTY MILLION THIRTY THOUSAND YUAN (¥ 70,030,000.00). Party A and Party B agree upon the transfer price in an amount of RMB SIXTY NINE MILLION SIX HUNDRED AND NINETY THOUSAND YUAN in words only (¥ 69,690,000.00) through negotiation.

Therefore, Party B shall make the final payment in an amount of RMB NINE MILLION SIX HUNDRED AND NINETY THOUSAND YUAN (¥ 9,690,000.00) by deducting the initial payment in an amount of RMB SIXTY MILLION YUAN (¥ 60,000,000.00) based on the final evaluated price determined by the third party evaluation institution.

Payment account designated by Party A:

Bank Name: Chengdu Moziqiao Sub-branch, Industrial Bank

Account Name: Sichuan Cheng He Xin Investment Financing Information Consultation Co., Ltd

Account No.: 431030100100153104

This Agreement, a supplementary to the Internet Financial Platform Transfer Agreement, intends to set forth the final payment of the platform transfer price. In addition, Party B shall make the final payment to Party A as per the price agreed herein.

This Agreement shall come into effect upon affixing the signature and seal of the both parties; it is executed in duplicate; each party holds one, having the same legal effect.

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Any matters not covered herein shall be settled by both parties as agreed in the Internet Financial Platform Transfer Agreement.

Party A: Sichuan Cheng He Xin Investment Financing Information Consultation Co., Ltd. (Seal)

Representative (Signature):

Party B: Sichuan Senmiao Ronglian Technology Limited (Seal)

Representative (Signature):

Date: Signed on March 26, 2017 in Chengdu, Sichuan Province

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